                                                                   EXHIBIT 23(1)



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Credit Acceptance Corporation on Forms S-3 (File Nos. 33-75246 (as amended) and 333-18301) and Forms S-8 (File Nos. 33-64876 and 33-80339) of our report dated January 27, 1999, appearing in the Annual Report on Form 10-K of Credit Acceptance Corporation for the year ended December 31, 1998.



DELOITTE & TOUCHE
Detroit, Michigan
March 30, 1999